UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 23, 2008

Travelzoo Inc.

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(Exact Name of Registrant as Specified in Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	000-50171 ------------------- (Commission File Number)	36-4415727 --------------------------- (I.R.S. Employer Identification Number)

590 Madison Avenue, 37th Floor New York, New York ---------------------------------------------------- (Address of Principal Executive Offices)	10022 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(212) 484-4900

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On September 23, 2008, Travelzoo Inc. (the “Company”) entered into an amendment to the employment agreements of its Chief Information Officer, Max Rayner, and of its Chief Financial Officer, Wayne Lee. Under the original terms of Mr. Rayner’s and Mr. Lee’s employment agreements, effective as of November 5, 2007 and December 9, 2005, respectively, they were each entitled to participate in the Company’s North America Executive Bonus Plan, pursuant to which they were eligible to receive up to $50,000 in quarterly performance bonuses based on the achievement of quarterly targets relating to the Company’s North American revenue, operating income, significant customer concentration and “Top 20” subscribers. As a result of the Company’s expanded worldwide operations since the adoption of the North America Executive Bonus Plan in January, 2007, the Company has decided to discontinue the North America Executive Bonus Plan. The terms of Mr. Rayner’s and Mr. Lee’s amended employment agreements will allow them to participate in an individual performance bonus plan in lieu of the North America Executive Bonus Plan.

Under the terms of Mr. Rayner’s amended employment agreement, he will be entitled to receive a quarterly bonus of up to $60,000, based on the satisfaction, as determined by the Company’s Chief Financial Officer, of certain quarterly targets relating to Company revenue, significant customer concentration, operating income and worldwide subscribers.

Mr. Lee’s amended employment agreement provides him the right to receive a quarterly bonus of up to $45,000, based on the satisfaction, as determined by the Company’s Chief Executive Officer, of certain quarterly targets relating to Company revenue, significant customer concentration, operating income and worldwide subscribers. Mr. Lee will also be eligible to receive a discretionary quarterly bonus of up to $15,000, based on the Company’s Chief Executive Officer’s evaluation of his individual performance.

Copies of the amendments are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.   See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date: September 29, 2008	By:	/s/ Wayne Lee
Wayne Lee
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Amendment No. 1 to Employment Agreement between Max Rayner and the Company, effective September 23, 2008

99.2	Amendment No. 1 to Employment Agreement between Wayne Lee and the Company, effective September 23, 2008